POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, the undersigned Director of Valmont Industries, Inc., a Delaware corporation, hereby constitutes and appoints each of Mogens C. Bay and Terry J. McClain as his true and lawful attorney-in-fact and agent, with full power to act for him in his name, place and stead in any and all capacities, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or desirable to enable Valmont Industries, Inc. to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration on Form S-8 under said Act of shares of common stock of this corporation issuable under the Valmont Employee Retirement Savings Plan, together with all interests in such plan, including specifically, but without limiting the generality of the foregoing, power and authority to sign the name of Valmont Industries, Inc. and the name of the undersigned Director to the registration statement, any amendments (including post-effective amendments) thereto, and to any instruments and documents filed as part of or in connection with said registration statement or amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney and agent shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto signed this power of attorney this 12th day of July, 1999.


/s/ Robert B. Daugherty                              /s/ Charles D. Peebler, Jr.
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Robert B. Daugherty                                  Charles D. Peebler, Jr.


/s/  Charles M. Harper                               /s/ Bruce Rohde
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Charles M. Harper                                    Bruce Rohde


/s/ John E. Jones                                    /s/ Walter Scott, Jr.
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John E. Jones                                        Walter Scott, Jr.


/s/ Thomas F. Madison                                /s/ Kenneth E. Stinson
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Thomas F. Madison                                    Kenneth E. Stinson